UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2006
                                                                                                              (June 13, 2006)

SENECA FOODS CORPORATION
(Exact name of registrant as specified in its charter)
New York 0-01989 16-0733425
(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer
Incorporation) Identification No.)

3736 South Main Street, Marion New York 14505-9751
(Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (315) 926-8100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On June 13, 2006, Seneca Foods Corporation issued a press release on its annual results for the period ended March 31, 2006 furnished as
Exhibit 99, attached hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99 Press Release dated June 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA FOODS CORPORATION

Dated: June 13, 2006   By: /s/ Kraig H. Kayser
                                   Name: Kraig H. Kayser
                                   President and Chief
                                     Executive Officer


EXHIBIT INDEX

Exhibit Description

99 Press Release of Seneca Foods Corporation dated June 13, 2006.